Exhibit 99.2

WORLD 2022 Cystinosis program update F E B R U A R Y 9 , 2 0 2 2

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. While AVROBIO believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While AVROBIO believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding our business strategy for and the potential therapeutic benefits of our current and prospective product candidates, including AVR-RD-04 for the treatment of cystinosis; the design, commencement, enrollment and timing of ongoing or planned clinical trials and regulatory pathways; our plans and expectations with respect to the development of our clinical and preclinical product candidates, including timing, design and initiation of our potential clinical and registration trials and anticipated interactions with regulatory agencies; the timing of anticipated clinical and regulatory updates; the timing of patient recruitment and enrollment activities, clinical trial results, and product approvals; the timing and results of our ongoing preclinical studies; the anticipated benefits of our gene therapy platform including the potential impact on our commercialization activities, timing and likelihood of success; the expected benefits and results of our manufacturing technology, including the implementation of our plato® platform in our clinical trials and gene therapy programs; the expected safety profile of our investigational gene therapies; and our financial position and cash runway expectations. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Any forward-looking statements in this presentation are based on our current expectations, estimates and projections about our industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that any one or more of our product candidates will not be successfully developed or commercialized; the risk that regulatory agencies may disagree with our anticipated development approach for any one or more of our product candidates; the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators; the risk that we may not successfully recruit or enroll a sufficient number of patients for our clinical trials; the risk that we may not realize the intended benefits of our gene therapy platform, including the features of our plato® platform; the risk that our product candidates or procedures in connection with the administration thereof, including our use of busulfan as a conditioning agent or potential use of monoclonal antibody conditioning agents, will not have the safety or efficacy profile that we anticipate; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving our product candidates; the risk that we will be unable to obtain and maintain regulatory approval for our product candidates; the risk that the size and growth potential of the market for our product candidates will not materialize as expected; risks associated with our dependence on third-party suppliers and manufacturers; risks regarding the accuracy of our estimates of expenses and future revenue; risks relating to our capital requirements and needs for additional financing; risks relating to clinical trial and business interruptions resulting from the ongoing COVID-19 pandemic or similar public health crises, including that such interruptions may materially delay our development timeline and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises; and risks relating to our ability to obtain and maintain intellectual property protection for our product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato® is a registered trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners. Copyright© 2022 AVROBIO, Inc. All rights reserved. 2

Purpose Vision Freedom from a lifetime Bring personalized gene of genetic disease. therapy to the world. 3

Our strategy 4

Leading lysosomal disorder gene therapy pipeline Indication IND-Enabling Phase 1/2 Gaucher Gaucher type 1 AVR-RD-02 Gaucher type 3 AVR-RD-06 Cystinosis* OWNED/LICENSED AVR-RD-04 - Hunter WHOLLY AVR-RD-05 Pompe AVR-RD-03 Planned regulatory milestones subject to regulatory agency clearance; *Collaborator-sponsored Phase 1/2 clinical trial of AVR-RD-04 is funded in part by grants to UCSD from the California Institute for Regenerative Medicine (CIRM), Cystinosis Research Foundation (CRF) and National Institutes of Health (NIH). 5

Multi-billion dollar market opportunity Cost of standard of care in target indications is extremely high Approx. 2020 Five-Year SOC Cost Selected Companies Disease Global Net Sales† per U.S. Patient* w/ Marketed Therapies ‡ Cystinosis $0.2B $4.3M Gaucher $1.5B $2.3M Hunter $0.6B $2.4M Pompe $1.1B $3.2M Total: $3.4B Sources: Rombach S et al., Orphanet J Rare Dis, 2013; van Dussen L et al., Orphanet J Rare Dis, 2014 ; * WAC pricing from Redbook using standard dosing assumptions † 2020 Net Sales from company annual and other reports; ‡ Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate), mid point between avg. adult and pediatric Note: Shire acquired by Takeda in 2019; SOC: Standard of Care 6

Unrivaled commercial-scale platform in plato® End-to-end platform applied across our pipeline 7

Cystinosis program

Cystinosis program update – key takeaways for today • High unmet need – disease progression continues with SOC; lifespan significantly shortened and kidney transplant often required • SOC is burdensome, carries substantial side effects that often lead to poor compliance and is expensive with 5-year treatment cost ~$4.3 million* in the U.S. • Data to date demonstrate proof-of-concept in adult population in Phase 1/2 trial • Durable engraftment, with patient #1 off oral cysteamine for 2+ years • Strong, consistent data across multiple measures • Safety profile remains strong • Plan to further engage with FDA later this year and begin AVROBIO-sponsored trial in 2023 Data as of Dec. 1, 2021; SOC = standard of care. * WAC pricing from Redbook using standard dosing assumptions. Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate), midpoint between avg. adult and pediatric 9

Cystinosis caused by defective gene that encodes cystinosin, an exporter protein Cystine crystals build up in lysosomes causing tissue and organ damage NOR CYSTINOSIS LYSOSOME Cysteine (monomer of cystine) Defective exporter protein Cystine (Cystinosin) (dimer) Cystine Functional crystals exporter protein (Cystinosin) Source: Cherqui et al, Nat Rev Nephrol. 2017 10

Genetically modified macrophages restore normal cystine recycling in mouse model Mechanisms Macrophages with CTNS transgene restore cystine recycling to CTNS-ve cells via: 1. Exosomes / Microvesicles – transfer of cystinosin, CTNS mRNA of action 2. Tunneling nanotubes – transfer of corrected lysosomes, cystinosin, CTNS mRNA Net result: Corrected lysosomes in cells NORMAL LYSOSOME CYSTINOSIS LYSOSOME Microvesicles Exosomes Sources: Naphade, Stem Cells, 2015. Harrison, Molecular Therapy, 2013. CTNS: cystinosin, lysosomal cystine transporter; mRNA: Messenger Ribonucleic Acid    11

Cystinosis patients are vastly underserved



Jaxon, living with cystinosis

Standard of care (SOC): Cysteamine pills & eye drops

- Not curative, relentless progression of disease continues; significantly shortened lifespan; kidney transplant often required
- Substantial side effects (e.g., halitosis and GI disturbances), resulting in low compliance and poor quality of life
- Burdensome and expensive – high pill burden and frequent eye drops throughout the day; 5-year treatment cost in the U.S. with SOC ~$4.3 million*

Unmet needs with SOC:

Kidney function
Renal Fanconi syndrome, proteinuria, CKD, kidney failure

Vision
Corneal cystine accumulation, photophobia, involuntary eyelid closure

Endocrine disorders
Softening & deformation of bones, hypothyroidism, diabetes, infertility

CNS complications
Myopathy, hypotonia, tremors, swallowing, neurodevelopmental issues

Everyday burden of illness, reduced life expectancy
High pill burden causes GI discomfort; sulfur body odor and breath

Cystinosis Target Product Profile**:

- Prevents, halts or reverses disease; extends/normalizes lifespan
- Addresses all patient segments – male & female; kidney transplant independent; all ages
- Lifelong durability – single infusion; off cysteamine pills and eye drops
- Impacts hard-to-reach organs – e.g., eye, endocrine organs, brain
- Well tolerated

Affects ~ 1:170,000 people

* WAC pricing from Redbook using standard dosing assumptions. Horizon's Procysbi oral therapy (delayed release cysteamine bitartrate), midpoint between avg. adult and pediatric ** These are target attributes for a first-line therapy

AVROBIO POWERED BY plato
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Treating nephropathic cystinosis patients early is essential

Disease phenotype	Nephropathic cystinosis	
	Infantile	Juvenile ("late-onset")
Frequency[1]	~95% of patients	<5% of patients
Characteristics of phenotype[1]	• Clinical symptoms related to renal Fanconi syndrome during **first year of life** – **Fanconi syndrome:** Defect of kidney tubules resulting in malabsorption of electrolytes / substances in kidneys[2] • Frequently require **multiple renal transplants with lifetime of immunosuppression** • **Most severe form** of cystinosis	• Usually diagnosed **later in childhood or during adolescence** (after age 10) • Typically experience **renal Fanconi syndrome and proteinuria** • Frequently require **multiple renal transplants with lifetime of immunosuppression**

Source: Simon-Kucher & Partners 2020. 1. Emma et al. (2014). Nephropathic Cystinosis: an international consensus document. Nephrology Dialysis Transplantation, 29(4), iv87-iv94; 2. Keefe et al. (2020). Fanconi Syndrome. StatPearls.

AVROBIO plato

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Meet Brain Chelsesa and their sons jaxon and miles

AVR-RD-04 collaborator-sponsored trial PHASE 1/2 ACTIVELY AVR-RD-04 RECRUITING: OBJECTIVES PATIENTS • Safety and tolerability • Up to 6 patients (4 patients dosed to date) • Hypothesis generation • Adults and adolescents of endpoints • Cohorts 1-2 >18 years; Cohort 3 >14 years • Male and female • Oral and ophthalmic cysteamine AVR-RD-04 trial sponsored by University of California, San Diego; does not use plato® platform; AVR-RD-04 aka CTNS-RD-04 Clinical trial funded in part by grants to UCSD from the California Institute for Regenerative Medicine (CIRM), Cystinosis Research Foundation (CRF) and National Institutes of Health (NIH) All clinical data in this presentation have been provided by the sponsor and are preliminary and subject to change. For open-label studies in which interim reports are provided, the data are regularly reviewed and validated. As a result, certain data may change over time, including reductions or increases in the number of reported safety events, until the database is locked at end of study. 15

Patient baseline characteristics

	PATIENT 1	PATIENT 2	PATIENT 3	PATIENT 4
Age of symptom onset/diagnosis	0 year / 8 months	0 year / 6 months	4 years	6 years
Age dosed with AVR-RD-04	20 years Infused October 2019	46 years Infused June 2020	22 years Infused November 2020	33 years Infused November 2021
Gender	Male	Male	Male	Male
Mutation	Allele 1: 57-kb deletion Allele 2: c.696dupC, p.Val233Argfs*63	Allele 1: 57-kb deletion Allele 2: c.473T>C, p.Leu158Pro	Allele 1: c.18_21del, p.Thr7Phefs*7 Allele 2: c.295_298del, p.Val99Ilefs*18	Allele 1: 57-kb deletion Allele 2: c.473T>C, p.Leu158Pro
Kidney transplant status and cysteamine dosing prior to AVR-RD-04 dosing	• No kidney transplant; stage 3 (moderate CKD) renal failure • Cysteamine 1125 mg p.o. daily • Cysteamine drops 4-5x/day	• 2 renal transplants (1987 and 1999) • Cysteamine 1800 mg p.o. daily • Cysteamine drops 6x daily	• 1 renal transplant (2010) • Cysteamine 1200 mg p.o. daily • Cysteamine drops 5x daily	• 2 renal transplants (2008 and 2017) • Cysteamine 1800 mg p.o. daily • No cysteamine drops in 2021
Manufactured AVR-RD-04 product and Busulfan dose	• 7.88 x 10e6 $CD34^+$ cells/kg • VCN: 2.07 • 94% viability • AUC Bu: 81.8 mg.h/L	• 5.07 x 10e6 $CD34^+$ cells/kg • VCN: 1.27 • 91% viability • AUC Bu: 86.7 mg.h/L	• 9.59 x 10e6 $CD34^+$ cells/kg • VCN: 1.59 • 95% viability • AUC Bu: 90 mg.h/L	• 3.63 x 10e6 $CD34^+$ cells/kg • VCN: 0.59 • 90% viability • AUC Bu: 88.5 mg.h/L

AVROBIO

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CYSTINOSIS PHASE 1/2: PATIENTS 1-4 Busulfan is transiently myeloid depleting NEW DATA POINT Absolute Neutrophil Count (ANC) Platelet Count Absolute Lymphocyte Count Patient 1 Patient 2 Patient 3 Patient 4 Preliminary data 17

CYSTINOSIS PHASE 1/2: PATIENTS 1-3 Sustained engraftment to date demonstrated by VCN plateau NEW DATA POINT Drug Product VCN/dg Patient 1 2.1 Patient 2 1.3* Patient 3 1.6 Patient 1 Patient 2 Patient 3 * From second apheresis VCN: Vector Copy Number; PBCs: Peripheral Blood Cells; dg: Diploid Genome 18

CYSTINOSIS PHASE 1/2: PATIENTS 1-3 Substantial reduction in the number of cystine crystals in skin biopsy NEW DATA POINT Patient 1 Patient 2 Patient 3 10.7 81% reduction 35% 8.4 64% reduction reduction 4.0 2.6 3.0 2.0 Baseline 12 mo Baseline 12 mo Baseline 12 mo Average intracytoplasmic crystals per cell 19

CYSTINOSIS PHASE 1/2: PATIENTS 1-3 Substantial reduction in the number of cystine crystals in rectal biopsy NEW DATA POINT Patient 1 Patient 2 Patient 3 29.7 86% reduction 11.3 53% reduction 28% reduction 5.8 5.3 4.2 3.9 Baseline 18 mo Baseline 12 mo Baseline 12 mo Average intracytoplasmic crystals per cell 20

CYSTINOSIS PHASE 1/2: PATIENT 1 Crystal buildup in eye clearly visible before gene therapy Patient 1 at baseline 21

CYSTINOSIS PHASE 1/2: PATIENT 1 Substantial decline in corneal crystals observed at 18 months Front of cornea Back of cornea NEW DATA POINT 111 µm, OD 174 µm, OD 330 µm, OD 515 µm, OD CORNEAL Baseline CRYSTALS IVCM images from Nidek Confoscan 51 µm, OD 176 µm, OD 331 µm, OD 514 µm, OD 18 months post-gene therapy IVCM images from Heidelberg HRT3 w/ Rostock Corneal Module Right eye Left eye Eye layers Baseline 12 months Baseline 12 months Preliminary scoring performed by Anterior Stroma 4 3 4 1.86 Dr. Hong Liang Middle Stroma 4 3 4 1.71 CNRS, Paris, France Posterior Stroma 4 2.13 4 2 IVCM: In Vivo Confocal Microscopy; exploratory method; These results are for a single patient only and may vary in the study population; OD: Oculus Dexter (right eye); HRT3: Heidelberg Retina Tomograph 3; Scoring instructions: for each layer, assign a score of 0-4, where 0=no crystal; 1 <25%; 2=25-50%; 3=50-75%; 4>75%; Liang et al., IOVS 2015 22

CYSTINOSIS PHASE 1/2: PATIENTS 1-3 All patients continue to be oral cysteamine-independent Patient #1 out 2+ years NEW DATA Patient Months off oral cysteamine and eye drops post AVR-RD-04 infusion Current status PATIENT 1 26 OFF Oral PATIENT 2 18 OFF cysteamine PATIENT 3 13 OFF PATIENT 1 25 OFF Cysteamine ON PATIENT 2 12 eye drops (patient re-started July 2021) PATIENT 3 12 OFF Note: Patients 2 and 3 stopped cysteamine eye drops 1-month post-transplant (per protocol); Patient 1 stopped cysteamine eye drops prior to baseline; Data as of Dec.1, 2021 23

CYSTINOSIS PHASE 1/2: PATIENT 1 eGFR data at 19 months reinforces need for early gene therapy intervention Patient #1 with progressive CKD continues renal decline as expected NEW DATA POINT CYSTEAMINE GENE THERAPY Normal Kidney Function Mild CKD Annualized slope: -6.0 Moderate CKD Annualized slope: -7.2 Severe CKD 24

CYSTINOSIS PHASE 1/2: PATIENTS 1-4 No SAEs or AEs related to AVR-RD-04 drug product No SAEs reported Phase 1/2 Cystinosis Trial (4 patients) Preliminary AEs reported No unexpected • N=33 for patient 1; N=22 for patient 2; N=5 for patient 3; N=24 for patient 4 • Majority of AEs are mild or moderate safety events or • 1 severe — Appendicitis unrelated to study treatment or procedures trends related to • AEs generally consistent with myeloablative conditioning or underlying AVR-RD-04 disease: Pre-treatment and prior to conditioning (not all events listed) identified • Diarrhea, hypokalemia, dizziness • Dehydration, vomiting Post-treatment (not all events listed) • Alopecia, intermittent diarrhea, vomiting, loss of appetite • Mucositis, intermittent febrile neutropenia, intermittent epistaxis • Intermittent blurry vision, intermittent hypokalemia, mucoceles • Thrombocytopenia AE: Adverse Event; SAE: Serious Adverse Event; safety data cut off date is Dec. 12, 2021 25

Building regulatory momentum Plan to initiate AVROBIO-sponsored trial 2023 Preclinically Planned additional focused FDA interactions FDA Type C 2022 Two-stage clinical strategy meeting planned: Fast Track AVROBIO Fall 2021 • Pre-renal transplant Designation IND population for initiation in ODD 2021 Potential clinical 2023 FDA approved US/EU and CMC July 2021 interactions • Post-renal transplant received Actionable population as second 2020/2021 feedback stage being • Several endpoints across incorporated renal/ocular/muscular into program systems under evaluation • US, EU and UK trial sites 26

Cystinosis program update – key takeaways for today • High unmet need – cystinosis disease progression continues with SOC; lifespan significantly shortened and kidney transplant often required • SOC is burdensome, carries substantial side effects that often lead to poor compliance, and is expensive with 5-year treatment cost ~$4.3 million* in the U.S. • Data to date demonstrate proof-of-concept in adult population in Phase 1/2 trial • Durable engraftment, with patient #1 off oral cysteamine for 2+ years • Strong, consistent data across multiple measures • Safety profile remains strong • Plan to further engage with FDA later this year and begin AVROBIO-sponsored trial in 2023 Data as of Dec. 1, 2021; SOC = standard of care. * WAC pricing from Redbook using standard dosing assumptions. Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate), midpoint between avg. adult and pediatric 27

Thank you 28